SUPPLEMENT Dated June 23 2009
To the Current Prospectus

ING Simplicity Variable Annuity

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

I.

The following additional investment portfolio will be available under your Contract – effective August 10, 2009, with more information about it hereby added to “Appendix A – The Investment Portfolios” (and its name hereby added to the list of available investment portfolios toward the front of the prospectus).

Fund Name	Investment Adviser/	Investment Objective
Subadviser
ING Variable Portfolios, Inc.
ING International Index Portfolio (Class S)	Investment Adviser: ING	Seeks investment results (before
	Investments, LLC	fees and expenses) that correspond
	Investment Subadviser: ING	to the total return of a widely
	Investment Management Co.	accepted International Index.

II.

Note: Under the section of the prospectus that is titled “ING USA Annuity and Life Insurance Company” please replace the paragraph that begins with “Lion Connecticut is the holding company for Directed Services LLC,” with the following paragraph:

Directed Services LLC, the distributor of the Contracts and the investment manager of the ING Investors Trust, is also a wholly owned indirect subsidiary of ING. ING also indirectly owns ING Investments, LLC and ING Investment Management Co., portfolio managers of the ING Investors Trust and the investment managers of the ING Variable Insurance Trust, ING Variable Products Trust and ING Variable Product Portfolios, respectively.

Simplicity - 154015

06/2009